Business Combination	12 Months Ended
Mar. 31, 2012
Business Combination

7. BUSINESS COMBINATION

On March 13, 2012, the Company acquired 78.95% of the total outstanding shares of Kverneland ASA (hereinafter “Kverneland”), listed on the Oslo Stock Exchange, through a tender offer. The consideration, all in cash, paid for the acquired shares of Kverneland was ¥18,105 million and the acquisition-date fair value of the noncontrolling interest in Kverneland was measured at ¥4,993 million mainly based on the quoted price of share on the Oslo’s Stock Exchange.

Kverneland has well-established brands in European regions along with technological competence and a wide range of implement products. The Company expects to realize synergies including development of implements for its existing line of tractors and utilization of each other’s sales channels. The Company expects the acquisition to be an important milestone in establishing a significant presence in the agricultural machinery market for dry fields.

Acquisition-related costs of ¥524 million were included in selling, general, and administrative expenses on the consolidated statement of income for the year ended March 31, 2012.

The following table presents the provisional amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed, and will be finalized during the year ending March 31, 2013 when the final fair values arising from the assessment of contingencies below are confirmed:

(¥ in millions)
At March 13, 2012:
Current assets	¥28,059
Investments and long-term finance receivables	637
Property, plant, and equipment	8,198
Goodwill	3,966
Intangible assets	12,584
Other assets	1,950

Total assets acquired	¥55,394

Current liabilities	22,940
Long-term liabilities	9,356

Total liabilities assumed	¥32,296

Total net assets acquired	¥23,098

Trade accounts receivable of ¥7,129 million recorded at fair value is included in current assets in the table above, and the gross contractual amount is ¥7,366 million.

Intangible assets acquired are subject to amortization and mainly consist of customer relationships of ¥6,441 million, technological know-how of ¥3,037 million, and trademarks of ¥1,391 million with weighted-average amortization periods of 13 years, six years, and ten years, respectively. Total weighted-average amortization period for the entire group of intangibles is nine years.

After the acquisition date, a contamination of the ditchwater on the site of a plant was identified. An investigation is currently taking place and so far has found that the ditchwater was contaminated with chlorine compounds, but as of yet the cause or source of the contamination has not been identified. Currently, the Company cannot reasonably estimate the amount or range of its ultimate liability, if any.

The aggregated amount of goodwill is all assigned to the Farm & Industrial Machinery segment and is not deductible for tax purposes.

Revenues or net income from Kverneland and its subsidiaries are not included in the consolidated statements of income for the year ended March 31, 2012.

The pro forma results are not disclosed as the amounts are immaterial.